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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 30, 2006

                           THE A CONSULTING TEAM, INC.
             (Exact name of registrant as specified in its charter)

         NEW YORK                      0-22945                  13-3169913
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
         of Incorporation)           File Number)            Identification No.)


                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 979-8228

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 30, 2006, The A Consulting Team, Inc. ("TACT"), Helios & Matheson Information Technology Ltd., a principal stockholder of TACT, and Mr. Shmuel BenTov, the President and Chief Executive Officer of TACT, entered into that certain Key-Person Life Insurance Premium Sharing Agreement, effective as July 1, 2006, attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 10.1 Key-Person Life Insurance Premium Sharing Agreement effective as of July 1, 2006 by and among The A Consulting Team, Inc., Helios & Matheson Information Technology Ltd. and Mr. Shmuel BenTov.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE A CONSULTING TEAM, INC.


                                               By: /s/ Salvatore Quadrino
                                                   ----------------------
                                                   Chief Financial Officer

         Date: June 30, 2006
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------


Exhibit 10.1 Key-Person Life Insurance Premium Sharing Agreement effective as of July 1, 2006 by and among The A Consulting Team, Inc., Helios & Matheson Information Technology Ltd. and Mr. Shmuel BenTov.